CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report  (Date of Earliest Event Reported): May 26, 2011

Radient Pharmaceuticals Corporation
 (Exact name of registrant as specified in its charter)

Delaware	001-16695	33-0413161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2492 Walnut Avenue, Suite 100, Tustin, California, 92780-7039
 (Address of principal executive offices (zip code))

 714-505-4461
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 3 – Securities and Trading Markets
Item 3.01: Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

Section 8 – Other Events
Item 8.01: Other Events

As disclosed in the Current Report on Form 8-K that we filed with the Securities and Exchange Commission on April 21, 2011 (the “April 21 8-K”), following our April 14, 2011 appeals hearing (the “Hearing”) before the NYSE Amex (the “Exchange”) Listing Qualifications Panel (the “Panel”), the Panel decided to grant our request for additional time to demonstrate and regain compliance with the Exchange’s continued listing requirements.

As disclosed in the April 21 8-K, one of the conditions to regaining compliance is that we file our Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 10-K”) with the Securities and Exchange Commission on or before June 23, 2011 (the “Extension Date”); we filed such 10-K on May 25, 2011.  As disclosed in the Form 12b-25 we filed on May 17, 2011 regarding our Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, we were not able to complete, or file, such 10-Q until we completed and filed the Form 10-K.  Although, as we previously disclosed in a Press Release and Current Report on Form 8-K filed on May 24, 2011, we plan to file the 10-Q for the quarter ended March 31, 2011 by June 7, 2011, because that timing exceeds the extended filing deadline permitted under Rule 12b-25 of the Securities Exchange Act of 1934, as amended and Exchange rules, we are not compliant with the listing standards set forth in Section 134 and 1101 of the Exchange’s Company Guide and have violated our listing agreement with the Exchange, pursuant to which the Exchange is authorized to suspend and remove our securities from the Exchange pursuant to Section 1003(d) of the Company Guide.  Due to the above, the Exchange’s rules and procedures required its Staff to issue us a delinquency notice about same.  We received such notice on May 24, 2011.  However, due to the Panel’s decision discussed above, although this noncompliance once again subjects us to the delisting procedures and requirements of Section 1009 of the Company Guide, the Exchange similarly granted us until the Extension Date to file the Form 10-Q to demonstrate compliance with the listing standards noted herein and regain compliance of same.  If we fail to regain compliance by such time, the Exchange Staff will continue with delisting proceedings.   The May 24, 2011 letter requires that we file this 8-K.

As previously disclosed we are diligently working toward filing the 10-Q by June 7, 2011, although we do have until the Extension Date to file same to regain compliance with the Exchange’s continued listing standards; however, there can be no assurance that we will be able to do so.

Also as required by the May 24, 2011 letter, we issued a press release disclosing receipt of the letter and such press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIENT PHARMACEUTICALS CORPORATION

/s/ Akio Ariura
Name: Akio Ariura
Title: CFO

Dated:  May 26, 2011